This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. 1 Investor Presentation As of September 30, 2024

Overview of WaFd Bank 2 • Established in 1917; IPO in 1982 • Washington State Charter Commercial Bank – WA DFI, FDIC, FRB, CFPB Regulated • Headquartered in Seattle, WA; is the second largest bank headquartered in the Pacific Northwest • 210 branches across 9 western states • Full-service consumer & commercial bank • Strong capital, high asset quality, consistent results • Portfolio mortgage lender • Profitable every year since 1965 • Interest rate risk management – well controlled • 166 consecutive quarterly cash dividends • 15,195% Total shareholder return since IPO Total Assets $28.1Bn Total Loans HFI $20.9Bn Total Deposits $21.4Bn Stockholder Equity $3.0Bn Efficiency Ratio 62.13% Adjusted Efficiency Ratio 57.5% 1 As of or for the quarter-ended 9/30/2024 Overview Geographic Overview Company Highlights1 2

WaFd Bank Executive Management Committee 3 Kelli Holz SEVP Chief Financial Officer Brent Beardall President and Chief Executive Officer 3 Ryan Mauer EVP Chief Credit Officer Cathy Cooper EEVP Chief Consumer Banker Kim Robison EVP Chief Operating Officer James Endrizzi EVP Chief Commercial Banker

4 WaFd Bank Demographics Our markets are among the most desirable in the US and create a foundation for loan growth without excessive risk State Number of Branches Company Deposits in Market ($000) Deposit Market Share (%) Percent of National Franchise (%) Total Population 2024 (Actual) Population Change 2020-2024 (%) Projected Population Change 2024-2029 (%) Median HH Income 2024 ($) Projected HH Income Change 2024-2029 (%) Washington 73 8,528,608 3.95 39.9 7,904,137 2.58 4.33 93,297 11.25 California 10 4,448,018 0.27 20.8 39,172,872 (0.92) 1.13 92,605 9.43 Oregon 36 2,696,243 2.73 12.6 4,273,842 0.86 2.45 78,022 10.63 Arizona 28 1,619,101 0.76 7.6 7,485,634 4.67 3.52 74,483 11.99 New Mexico 19 1,622,534 3.65 7.6 2,117,948 0.02 0.93 61,656 10.55 Idaho 22 949,025 2.53 4.4 1,986,514 8.02 6.54 72,949 12.55 Utah 9 584,001 0.45 2.7 3,454,370 5.59 5.30 88,438 10.50 Nevada 8 527,704 0.53 2.5 3,234,642 4.19 2.61 71,942 9.10 Texas 5 398,736 0.03 1.9 30,665,339 5.21 4.74 73,203 9.01 Totals: 210 21,373,970 100 100,295,298 Weighted Average 1.90 3.09 86 10.66 Aggregate: National 336,157,119 1.42 2.40 75,874 10.12 Deposit market share and precent of national franchise are from the FDIC's Summary of Deposit reports and is as of 09/30/2023. All other data is as of 09/30/2024.

Our Objective: A highly-profitable, digital-first bank that leverages data to anticipate financial needs and empower our clients by creating frictionless experiences across all interactions and devices. Our Values: Integrity, Teamwork, Ownership, Service, Simplicity & Discipline Vision 2025 5

Evolution of Our Franchise Thrift Consumer deposits and home loans. Commercial Relationship deposits and diversified lending Digital Focus Leverage data to anticipate financial needs and empower our clients 1917-2007 2007-2018 2025 Vision 6 10 years of investment has put us on glide path to an even stronger balance sheet and deeper client relationships 6

Completion of Luther Burbank Merger 7 Two great organizations coming together. 7 • Merger effective March 1, 2024 • Successful systems conversion completed and branches re-branded by March 4th with minimal disruption • WaFd Assets at March 31, 2024 - $30.1 billion • Preliminary Stats: • Consideration - $466 million • Net Assets Acquired - $361 million • Goodwill - $105 million • $6.2 billion in loans, $3 billion held for sale • $5.6 billion in customer accounts

(41) (24) (12) (6) (1) 3 15 57 75 Net Promoter Score Approaching Best in Class 8 Our investments in customer service, usability and technology are translating into high customer satisfaction levels Source: Customer Guru WaFdaa Net Promoter Score 1 17 34 48 51 48 44 57 2017 2018 2019 2020 2021 2022 2023 Peer Net Promoter Score 1 1 2023 Financial Services Banking Benchmarks 8

Web Traffic to Wafdbank.com 9 WaFd Bank's online growth of traffic to its website is due to our technology efforts. Now averaging more than 200,000 new website visitors a month

10 Commitment to ESG & Diversity We believe our enduring franchise comes from core principles focused on helping the neighborhoods we serve and creating long- term value for all stakeholders led by a Board, management and employee base that bring together a diversity of backgrounds Board Composition ESG & Diversity Policy Highlights Our Corporate Social and Environmental Responsibility Policy flows from WaFd Bank’s core principles, which are: To provide common- sense banking that helps neighborhoods flourish Adhere to the primary corporate value of integrity Exercise prudent risk management Maintain transparency in its business practices Resolve to create long-term value for all stakeholders 1 2 3 4 5 Community Development Over $125 million dollars invested towards community development lending including and affordable housing investments Washington Federal Foundation The Washington Federal Foundation awarded 242 grants to local community organizations totaling over $1.1 million for the fiscal year Volunteerism WaFd employees participated in 11,870 volunteer hours in support of 755 community organizations and initiatives United Way Matching Campaign WaFd Bank matches employee contributions made to United Way agencies in all nine states. In fiscal year 2024 pledges from colleagues were $375,525. WaFd matched $375,495 and $750,000 matched by FHLB for a total of $1,501,020 Gender Identity Female Male Directors 2 9 Demographic Background African American or Black 2 Hispanic or Latinx 1 1 Asian 1 White 1 5

11 5 Year Change by Percentage in Each Geographical Area 1 From September 30, 2019, to September 30, 2024 1 Wafd entered the California market with the LBC merger 3/1/24. 5 Year percentage change in Loans by Geographical Area 5 Year percentage change in Deposits by Geographical Area

12 Loan and Deposit Balances by Geographical Area As of September 30, 2024 $ In Millions

13 Loan Growth – Through Different Interest Rate Environments • Although originations have slowed, they are keeping up with repayments largely through funding of construction loans previously originated. • Mortgage and Consumer loans currently make up 42% of total net loans compared to 74% in 2014 as a result in the origination trend noted at left Loan GrowthNew Loan Originations $ in millions. • Originations overall are reduced due to both rising interest rates and an intentional slowing to temper growth • Commercial loans make up a greater portion of all originations over time, making up 73% of all originations in 2024 compared to 49% in 2014

Non-Performing Assets Near Record Lows 14 We have retained a strong ACL while NPAs have declined since 2010 • ACL at 9/30/2024 amounted to $204 million, representing 263% of total NPAs 1 • Non-performing assets $77 million as of 9/30/2024, 0.28% of Total Assets 3.22% 2.76% 2.18% 1.63% 1.00% 0.88% 0.48% 0.46% 0.44% 0.27% 0.20% 0.22% 0.21% 0.26% 0.28% 1.79% 1.85% 1.69% 1.47% 1.36% 1.15% 1.13% 1.12% 1.11% 1.09% 1.29% 1.22% 1.06% 1.01% 1.01% FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Non-Performing Assets to Total Assets ACL to Total Loans Non-Performing Assets to Total Assets and ACL to Total Loans 1 For Fiscal Year End 9/30 1 ACL to Total Loans does not include ACL related to unfunded commitments of $21.5 million. 2 Effective October 1, 2020, the Company implemented FASB’s Current Expected Credit Loss (CECL) Standard 2

0.27% 0.44% WAFD Peer Average Strong Credit Quality 15 2.08% 1.21% 0.91% 0.24% (0.19%) (0.06%) (0.14%) (0.10%) (0.03%) (0.02%) 0.26% 0.01% Net Loan Charge-offs (recoveries) Average NCOs Per Year – Last 20 Years Source: S&P Global, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement (1) Strong Credit Quality Characterized by Limited Charge-Offs The Bank experienced nine consecutive years of net recoveries, fiscal 2014 through fiscal 2022, during which net recoveries totaled $74.8 million. Although we experienced net charge-offs in fiscal 2023, those were the result of one large charge-off rather than a more widespread issue within the overall portfolio. Charge-off and recovery activity has been minimal in FY 2024.

Net Loan Portfolio Average Current LTV 16 As of September 30, 2024 $ In Thousands Net Balance % of Loans WTD Avg Current LTV % Delinquent based on $ Multifamily 4,530,951$ 22% 56% 0.32% CRE - Office 782,418 4% 65% 0.00% CRE - Other 2,910,528 14% 48% 0.02% CRE Construction - Multifamily 899,929 4% 51% 0.00% CRE Construction - Other 501,819 2% 42% 0.41% C&I 2,273,984 11% NA 0.09% SFR 8,239,778 39% 39% 0.36% SFR Custom Construction 180,988 1% 57% 0.47% Other 595,959 3% NA 0.56% 20,916,354$ 100% 0.26%

Other CRE Property Types as % of Total Net Loans 17 As of September 30, 2024

Significant Liquidity and High-Quality Securities Portfolio 18 High quality, $5.4 billion cash and investment portfolio with $7.7 billion remaining collateral and lines as a source of additional potential liquidity Cash and Securities Composition Total Cash and Securities: $5.39Bn Cash and Securities / Total Assets: 19% Cash & Securities / Total Assets1 US Govt Backed, 34% Cash, 44% High Quality Bonds, 22% As of 09/30/2024, WAFD maintains over $5.3bn of balance sheet Liquidity. • Cash and Securities is 19% of assets • Investment Portfolio targets low credit risk / moderate duration • 78% Cash and US Government-backed Agency Bonds and MBS • Current Yield on Cash and Investments Portfolio is 4.44% Liquidity is tested quarterly through utilizing various scenarios to determine their affect on available liquidity. Whether minor or extreme, these tests show strong liquidity as a result of deposits and borrowing capacity from reliable collateralized sources. Source: SNL Financial, Company Filings 1 Peers represent Banks similar to WaFd in size, geography and operations Total Cash and Securities: $3.4Bn Cash and Securities / Total Assets: 15% Sept 30, 2023 Sept 30, 2024

Investment Portfolio 19 High quality, $3.0 Billion investment portfolio with a duration of 2.9 years. Portfolio is 54% variable rate. HTM Investments Fair Value Gain/Loss WAL Expected Yield Agency MBS 401,046$ (35,926)$ 8.2 3.11% AFS Investments Fair Value Gain/Loss WAL Expected Yield Agency MBS 1,387,026$ (33,351)$ 5.2 4.27% Agency and Student Loan Bonds 854,329 (392) 13.6 6.16% Corporate Bonds 296,282 (10,016) 3.9 4.60% Municpal Bonds 35,073 (409) 10.6 5.20% 2,572,710$ (44,168)$ Hedges Gain/Loss WAL Borrowing Cash Flow Hedges 117,271$

Highly Diversified Deposit Base - % of Deposits by Industry 20 Top 20 depositors make up 9.5% of total deposits. 24% of total deposits are uninsured and not collateralized as of September 30, 2024.

21 Deposit Trends Shifting away from time deposits in favor of transaction accounts. Checking accounts now make up 33% of all deposits

Deposit Flows

Overall changes by quarter and balances by type

Customer Deposit Accounts	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024
Checking - Noninterest Bearing	3,269,773	3,266,734	3,070,895	2,856,165	2,729,888	2,604,281	2,482,010	2,514,310	2,500,467
Checking - Interest Bearing	3,472,402	3,497,795	3,971,814	4,125,554	4,124,463	4,084,933	4,579,413	4,481,465	4,486,444
Savings	1,069,801	1,059,093	1,002,034	943,915	817,547	777,204	771,260	733,973	718,560
Money Market	4,856,275	4,867,905	4,503,090	3,954,709	3,358,603	3,191,646	4,506,179	4,199,257	4,111,714
CDs	3,297,369	3,338,043	3,412,203	3,980,605	4,863,849	5,380,723	9,000,911	9,255,760	9,556,785
Total	15,965,620	16,029,570	15,960,035	15,860,948	16,120,424	16,038,787	21,339,773	21,184,765	21,373,970
Quarter % Change	-2.6%	0.4%	-0.4%	-0.6%	1.6%	1.1%	33.1%	-0.7%	0.9%
Quarter $ Change	(425,028)	63,950	(69,534)	(99,088)	259,477	177,839	5,300,986	(155,008)	189,205

Uninsured & Uncollateralized Deposits	4,856,149	4,876,840	4,238,629	4,033,174	4,124,355	4,182,289	5,436,402	5,238,217	5,134,192
% of Total Deposits	30.4%	30.4%	26.6%	25.4%	25.6%	26.1%	25.5%	24.7%	24.0%

- Deposit balances increased in FY24 as a result of the LBC merger. The merger added $3.7 billion in time deposits and $1.9 billion in transaction accounts.
- 76% of deposits are collateralized or insured.

*(Balances $ in thousands)

WaFd Bank
22

Borrowings and Debt Outstanding & Weighted Rate 23 Borrowings are 67% FHLB and 31% Federal Reserve Bank Term Funding Program and are used in part to manage interest rate risk. Current period decrease reflects the net effect of the addition of borrowings and debt in the LBC merger offset by $1.6 billion in borrowings paid off with the proceeds from the LBC loan sales. Increase in borrowings for 2020 was from locking in $1 billion of funding at a fixed rate of 66 bps for 10 years. More recent increases served to ensure sufficient balance sheet liquidity. Effective Maturity Schedule Amount $ million Rate Within 1 year: $2,274 5.00% 1 to 3 years: $ 193 3.17% 3 to 5 years: $ - - % 5+ years: $ 851 1.23%

Cost of Deposits in the Rising Rate Environment 24 Avg Fed Funds (Upper) Cost of Interest- bearing Deposits Cost of All Deposits Actual Cumulative Beta 12/31/2021 0.25% 0.27% 0.21% -- 3/31/2022 0.29% 0.26% 0.21% -- 6/30/2022 0.94% 0.29% 0.23% 3% 9/30/2022 2.35% 0.53% 0.42% 10% 12/31/2022 3.82% 1.00% 0.79% 16% 3/31/2023 4.64% 1.66% 1.34% 26% 6/30/2023 5.07% 2.16% 1.77% 32% 9/30/2023 5.40% 2.50% 2.07% 36% 12/31/2023 5.40% 2.90% 2.42% 43% 3/31/2024 5.40% 3.10% 2.65% 47% 6/30/2024 5.40% 3.37% 2.95% 53% 9/30/2024 4.90% 3.54% 3.11% 62%

AOCI vs our Peers 25

Income Statement Comparison

$ In thousands

	Three Months Ended,			
	9/30/2024	9/30/2023	$ Change	% Change
INTEREST INCOME				
Loans	$ 308,598	$ 240,998	$ 67,600	28%
Mortgage-backed securities	18,088	11,695	6,393	55%
Investment securities and cash equivalents	47,411	29,017	18,394	63%
	374,097	281,710	92,387	33%
INTEREST EXPENSE				
Customer accounts	165,240	83,402	81,838	98%
FHLB advances and other borrowings	36,045	34,611	1,434	4%
	201,285	118,013	83,272	71%
NET INTEREST INCOME	**172,812**	**163,697**	**9,115**	**5.6%**
Provision (release) for credit losses	0	26,500	(26,500)	
Net interest income after provision(reversal)	**$ 172,812**	**$ 137,197**	**$ 35,615**	**26.0%**

WaFd Bank
26

Income Statement Comparison

In thousands

	Three Months Ended, 9/30/2024	9/30/2023	$ Change	% Change
OTHER INCOME	$ 15,878	$ 14,334	$ 1,544	10.8%
OTHER EXPENSE				
Compensation and benefits	53,983	45,564	8,419	18.5%
Occupancy	10,843	10,115	728	7.2%
FDIC insurance	6,800	7,000	(200)	-2.9%
Product delivery	6,306	5,819	487	8.4%
Information technology	14,129	12,672	1,457	11.5%
Other expense	15,880	11,007	4,873	44.3%
	107,941	92,177	15,764	17.1%
Gain (loss) on REO	(83)	(235)	152	-65%
Income before income taxes	80,666	59,119	21,547	36.4%
Income taxes	19,526	8,911	10,615	119.1%
NET INCOME	**$ 61,140**	**$ 50,208**	**$ 10,932**	**21.8%**
Dividends on preferred stock	3,656	3,656	0	
Net Income available to common shareholders	**$ 57,484**	**$ 46,552**	**$ 10,932**	**23.5%**

Efficiency Ratio of 62.13% for fiscal year 2024 up from 50.65% for fiscal year 2023 as a result of merger-related expenses.
Effective tax rate for fiscal year 2024 is 21.88% compared to 20.81% for fiscal year 2023.

WaFd Bank 27

28 Net Interest Income and Net Interest Margin Net interest income in thousands. IRR measures as of Sept 30, 2024: • Net Interest Income (NII) would increase by 2.8% in +200 bps immediate and parallel shock and would decrease by 1.0% in a -200 bps immediate parallel shock. • Net Portfolio Value (NPV) after +200bps shock is 24.9% lower ($741mm) and at $2.237 billion would be 8.69% of total assets NPV after -200bps shock is 9.16% higher ($273 mm) and at $3.249 billion would be 11.56% of total assets.

29 Net Income and Common Earnings Per Share Annual Quarterly March 31, 2024 Net Income and EPS reflect merger-related expenses of $25 million and the preliminary ACL provision of $16 million.

Non-Interest Income 30 Diverse sources of Non-Interest Income provide steady growth and balance our revenue profile Non-Interest Income for Quarter-Ended 09/30/2024 Non-Interest Income Over Time ($MM) Non-Interest Income / Total Loan Revenue Other Income includes: • BOLI income • Rental income • Gains on property sales • WAFD Insurance Income • Income on equity method investments Loan Fees 5% Deposit Fees 44% Other Income 51% 11% 9% 11% 16% 12% 10% 6% 5% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $4.3 $3.8 $3.9 $7.3 $6.9 $7.2 $3.9 2.7 $22.6 $25.9 $24.9 $23.7 $24.7 $25.9 $26.1 $27.5 $23.2 $14.7 $23.3 $24.1 $28.6 $33.2 $23.1 $29.9 $10.1 $30.7 … FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Loan Fees Deposit Fees Other Income Gain on Sale of Investments Gain on Sale of Buildings

31 Non-Interest Expense Over Time Annual and Quarterly - Expenses in thousands Annual Quarterly Other expense includes FDIC premiums, product delivery & IT related costs and other miscellaneous expenses. The quarter-ended March 31, 2024 includes merger related expenses and other non-operating expenses. If removed, the adjusted efficiency ratio for the year would be 57.5%. See additional details for ‘other’ expenses within Other Non-Interest Expense on the next page.

32 Breakout of Other Non-Interest Expense Other Expense includes: • FDIC Premiums • Product Delivery • Information Technology • Miscellaneous ‘Other’ line-item expenses include professional services, marketing and administrative costs. Expenses in millions

33 Capital Ratios WAFD does not seek to maximize leverage. Rather, we aspire to be the bank that can best weather the next storm on the horizon. • Source: S&P Global, Company Filings

Returning Capital to Shareholders

Return of Income to Common Shareholders

	Net Income	Stock Buyback & Dividends	Percent of Income returned to Shareholders
2016	$164,049	$137,808	84%
2017	$173,532	$172,892	100%
2018	$203,850	$220,246	108%
2019	$210,256	$187,163	89%
2020	$173,438	$178,629	103%
2021	$173,581	$414,527	239% *
2022	$221,705	$64,837	29%
2023	$242,801	$94,255	39%
2024	$185,416	$101,355	55%

** Preferred stock issuance proceeds were used to repurchase 8 million shares*

Share Repurchases

	# of Shares	Wtd Price Paid	% Outstanding at beginning of the year
2016	3,867,563	$22.72	4%
2017	3,137,178	$31.36	3%
2018	4,865,357	$33.74	6%
2019	4,065,352	$30.46	5%
2020	3,339,530	$33.58	4%
2021	10,810,113	$32.25	14%
2022	92,774	$35.14	0.1%
2023	1,165,161	$26.14	2%
2024	1,070,207	$25.29	1.6%

Common Dividend as a % of Net Income



42.9%
27.5%
30.1%
38.3%
38.0%
27.8%
26.3%
40.1%
2017
2018
2019
2020
2021
2022
2023
2024

Recent Capital Activities

- Current cash dividend of $0.26 provides a yield of 3.10% based on the current stock price (*Nov 4th*)
- 1,070,207 shares were repurchased in fiscal 2024 with a weighted price of $25.29
- Since 2013, 49 million shares repurchased which is 46% of total outstanding shares as of 9/30/2012
- During the fiscal year the Board of Directors authorized an additional 10 million shares for repurchase.
- 11.5 million shares remain in buyback authorization

WaFd Bank
34

As of 09/30/2024: Book Value per Share $33.25 Tangible Book Value per Share $27.73 Price to BV: 1.05 Price to TBV: 1.26 Stock Price & Book Value Per Share 35

Managing Capital Text Text Text Tex 36 Perspective through the last Credit Cycle

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.